UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2017

EXACT SCIENCES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35092	02-0478229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

441 Charmany Drive
Madison, WI 53719

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (608) 284-5700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

2.02.                                                                           Results of Operations and Financial Conditions.

On January 8, 2016, Exact Sciences Corporation (the “Company”) announced certain preliminary financial information for the quarter and full year ended December 31, 2016.  A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

7.01                          Regulation FD Disclosure.

Attached hereto as Exhibit 99.2 is a PowerPoint presentation that the Company will present at the 2017 J.P. Morgan Healthcare Conference in San Francisco on January 12, 2017.

9.01.                                                                           Financial Statements and Exhibits.

Exhibits

The exhibits furnished as a part of this Current Report on Form 8-K are listed in the Exhibit Index attached hereto and incorporated herein by reference.

The information furnished in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXACT SCIENCES CORPORATION

Date: January 9, 2017	By:	/s/ Jeff Elliott
Jeff Elliott
Chief Financial Officer

EXHIBIT INDEX

Exhibit No	Exhibit Description
99.1	Press release dated January 8, 2016, furnished herewith
99.2	PowerPoint presentation to be used by the Company on January 12, 2017, at the 2017 J.P. Morgan Healthcare Conference, furnished herewith